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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) or (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          UROQUEST MEDICAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)


       DELAWARE                                                59-3176454
(State of Incorporation                                     (I.R.S. Employer
    or Organization)                                       Identification no.)

265 EAST 100 SOUTH, SUITE 220, SALT LAKE CITY, UT                  84111
    (Address of principal executive offices)                     (zip code)


Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                              Name of Each Exchange on Which
to be so Registered                              Each Class is to be Registered
-------------------                              ------------------------------

      None


Securities to be registered pursuant to Section 12(g) of the Act:

                         COMMON STOCK, PAR VALUE $.001
                                (Title of class)



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ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        A description of the Common Stock to be registered hereunder is contained in the section entitled: "Description of Capital Stock," commencing at page 62 of the Prospectus included in the Registrant's Form S-1 Registration Statement, No. 333-07277, filed with the Securities and Exchange Commission
(the "Commission") on June 28, 1996. The description of the section entitled "Description of Capital Stock" appearing in the Registrant's final prospectus filed pursuant to Rule 424(b) is incorporated herein by reference.

EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

  1.1           Specimen certificate for Registrant's Common Stock(1)

  2.1           Restated Certificate of Incorporation of the Registrant(1)

  3.1           Bylaws of the Registrant(1)

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(1) Filed as exhibit to Registrant's Form S-1 Registration Statement, No.
    333-07277, filed with the Securities and Exchange Commission on June 28, 1996 and incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                     UROQUEST MEDICAL CORPORATION
                                              (REGISTRANT)

Dated:  October 1, 1996           By: /s/ G. S. Ayers
                                         ---------------------------------------
                                         Gregory S. Ayers
                                         Vice President, Chief Financial Officer




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